UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 22, 2006

                              DELCATH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

      Delaware                      001-16133                  06-1245881
   (State or other          (Commission File Number)        (IRS Employer
   jurisdiction of                                         Identification No.)
    incorporation)

             1100 Summer Street, Stamford, Connecticut     06905
             (Address of principal executive offices)    (Zip Code)


       Registrant's telephone number, including area code: (203) 323-8668


                                       N/A
          (Former name or former address, if changes since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

     On February 22, 2006, Delcath Systems, Inc. (the "Company") issued a press release relating to the completion of a Special Protocol Assessment and Agreement with the U.S. Food and Drug Administration. The Company's press release dated February 22, 2006 is incorporated herein by reference and filed as an exhibit hereto.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

     (a)  Not applicable

     (b)  Not applicable.

     (c)  Not applicable.

     (d)  Exhibits:

     Exhibit                             Description
       99       Press Release dated February 22, 2006 of Delcath Systems, Inc.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              DELCATH SYSTEMS, INC.



                                              By:   /s/ M. S. KOLY
                                                 -----------------------------
                                                   M. S. Koly
                                                   President and Chief Executive
                                                   Officer


Date: February 22, 2006